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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 1, 2001 (July 27, 2001)



                             VERADO HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)




           DELAWARE                     0-24953                 33-0521976
  (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


  8390 E. CRESCENT PARKWAY, SUITE 300,
       GREENWOOD VILLAGE, COLORADO                                 80111
(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code: (303) 874-8010
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ITEM 5. OTHER EVENTS

5.1   Announcement of Sale of FirstWorld DSL Subscriber Base to Earthlink and
Covad

      Verado Holdings, Inc., a Delaware corporation (the "Company"), announced
                                                          -------
by press release on July 27, 2001, the sale of it's FirstWorld DSL Subscriber Base to Earthlink and Covad. A copy of the press release of the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (a)    Financial Statements of Business Acquired.    N/A
       (b)    Pro Forma Financial Information.              N/A
       (c)    Exhibit:

99.1          Press Release dated July 27, 2001.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  Date: July 30, 2001                     VERADO HOLDINGS, INC. formerly
                                          FIRSTWORLD COMMUNICATIONS, INC.



                                          By:   ____________________________
                                                J. Thomas McGrath
                                                Chief Executive Officer